SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008
Education Management LLC
(Exact name of registrant as specified in its charter)

Delaware	333-137605	20-4506022

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 562-0900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 15, 2008, Education Management LLC (the “Company”) announced that John R. McKernan, Jr., the Executive Chairman of the Company’s Board of Directors, will become non-executive Chairman effective as of January 1, 2009. The Company also announced that Edward H. West was appointed as the Company’s President and Chief Financial Officer. Mr. West previously served as the Company’s Executive Vice President and Chief Financial Officer. Todd S. Nelson, previously the Company’s President and Chief Executive Officer, remains as the Company’s Chief Executive Officer. A copy of the Company’s press release announcing these changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)	None.

(b)	None.

(c)	Exhibits

Exhibit 99.1 Press release dated December 15, 2008

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT LLC
By:	/s/ Edward H. West
President and Chief Financial Officer
Dated: December 19, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 15, 2008